UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 26, 2023 (July 20, 2023)
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National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
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001-38257
(Commission file number)

Delaware		46-4841717
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

2435 Commerce Ave.
Building 2200		30096
Duluth,	Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.              ☐

Item 1.02 Termination of a Material Definitive Agreement.
On July 20, 2023, National Vision Holdings, Inc. (the “Company”) received a notice of non-renewal from Walmart Inc. (“Walmart”) of the Management & Services Agreement by and between National Vision, Inc. (“NVI”) and Walmart, dated as of May 1, 2012 (as amended, supplemented or otherwise modified from time to time, the “Walmart MSA”). In accordance with the terms of the Walmart MSA and the notice, the agreement will terminate as of February 23, 2024, unless an alternate date is agreed by the parties (the “Termination Date”). In connection with the termination of the Walmart MSA, that certain Amended and Restated Supplier Agreement between NVI and Walmart, dated as of January 17, 2017 (the “Walmart Supplier Agreement”), and certain other related agreements will also terminate as of the Termination Date.
Under the Walmart MSA and the Walmart Supplier Agreement, the Company earns management fees for managing the operations of, and supplying inventory and laboratory processing services to, 229 Vision Centers in Walmart retail locations. The Walmart MSA includes provisions governing the transition period and post-termination obligations of the parties.
In connection with the termination of the Walmart MSA, the agreement between FirstSight Vision Services, Inc. (“FirstSight”), a wholly-owned subsidiary of the Company, and Walmart, which arranges for the provision by FirstSight of optometric services at optometric offices next to certain Walmart stores throughout California, will also terminate as of the Termination Date. Additionally, another wholly-owned subsidiary of the Company, Arlington Contacts Lens Service, Inc. (“AC Lens”), has delivered notices of non-renewal of the agreements it has with Walmart and its affiliate Sam’s Club regarding wholesale contact lenses distribution and related services, such that these agreements will terminate as of June 30, 2024, unless an earlier date is agreed by the parties.
A copy of the Walmart MSA was filed as Exhibit 10.31 to the Company’s Form S-1 Registration Statement filed on October 16, 2017. The Letter Agreement by and between National Vision, Inc. and Wal-Mart Stores, Inc. re: Management & Services Agreement, dated as of January 11, 2017, Amendment 3 and Amendment 4 to the Walmart MSA were filed as Exhibit 10.32 to the Company’s Form S-1 Registration Statement filed on September 29, 2017, Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 22, 2020 and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on July 20, 2020, respectively. The Walmart Supplier Agreement was filed as Exhibit 10.33 to the Company’s Form S-1 Registration Statement filed on September 29, 2017. The above description of the Walmart MSA and Walmart Supplier Agreement is qualified in its entirety by reference to such exhibits.

Item 2.02 Results of Operations and Financial Condition.
The information set forth in Item 7.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.
On July 26, 2023, the Company issued a press release related to the matter described in Item 1.02 above, along with preliminary results for its second fiscal quarter of 2023, and a reaffirmation of its expected results for full year 2023 and certain other matters. A copy of the press release is furnished as Exhibit 99.1 hereto.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Items 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of National Vision’s filings with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
This Form 8-K and the attached exhibit contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include, but are not limited to, statements related to our current beliefs and expectations regarding the Company’s strategic direction, market position, prospects and future results. You can identify these forward-looking statements by the use of words such as “preliminary,” “guidance,” "outlook," “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Caution should be taken not to place undue reliance on any forward-looking statement as such statements speak only as of the date when made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Forward-looking statements are not guarantees and are subject to various risks and uncertainties, which may cause actual results to differ materially from those implied in forward-looking statements. Such factors include, but are not limited to, those set forth in our Annual Report on Form 10-K under the heading “Risk Factors” and in subsequent filings by National Vision with the SEC. Potential risks and uncertainties include those relating to our ability to recruit and retain vision care professionals, management and retail associates, our ability to compete for managed vision care contracts, our ability to obtain favorable terms, such as discounts and rebates, from optical vendors and generate cash to fund our business and service our debt obligations, and our ability to replace lost Walmart locations with new America’s Best or Eyeglass World stores and support the carrying value of the intangible assets at these brands or replace the lost revenues and cash flows. Additional information about these and other factors that could cause National Vision’s results to differ materially from those described in the forward-looking statements can be found in filings by National Vision with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Form 8-K, attached exhibit and in our filings with the SEC.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 26, 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: July 26, 2023	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Senior Vice President, General Counsel and Secretary